Stockholders Equity	9 Months Ended
Sep. 30, 2023
Stockholders Equity
Stockholders' Equity

6. Stockholders’ Equity

Common Stock

During the nine months ended September 30, 2023, the Company issued 281,022 shares of common stock as a result of delivering 126,532 shares to settle vested RSUs, 93,333 shares for the conversion of Chen Note (see Note 5), and 61,157 shares in exchange for a motor vehicle with a related party (see Note 11). As of September 30, 2023, there were 20,292,624 shares of common stock legally issued and outstanding.

As a result of the Lind private placement, the Company reserved up to 10,200,000 shares of common stock to be issued upon exercise of conversion of the Lind Note and warrants issued in connection with the private placement.

Warrants

As of September 30, 2023 and December 31, 2022, warrants issued and outstanding in connection with financing are summarized as below:

	September 30,	December 31,
(In number of shares)	2023	2022
Lind Warrant with exercise price of $0.90	2,304,147	-
Public warrant with exercise price of $4.25	897,000	897,000
Private warrant with exercise price of $4.675	39,000	39,000
Private warrant with exercise price of $1.65	53,333	-
Total	3,293,480	936,000

As discussed in Note 5, the Company issued the Lind Warrants on September 28, 2023 in connection with the private placement of the Lind Note. The Company further issued 53,333 shares of warrants with an exercise price of $1.65 per share to the placement agent as the agent fee. Each warrant has a contractual term of 5 years and can be exercised for the purchase of one share of common stock of the Company. The carrying amount of the Lind Warrant is nil after allocating proceeds to the Lind Note measured at fair value. The fair value of the placement agent warrant is estimated as $15,467 using the Black-Scholes Model.

As disclosed in Note 1, the Company issued public warrants together with common stocks in connection with its underwritten public offering effective August 8, 2022. The Company further issued private warrants to Maxim Group LLC, as representative of the underwriter pursuant to an underwriting agreement. Each warrant has a contractual term of 5 years, expiring on August 8, 2027, and can be exercised for the purchase of one share of common stock of the Company.

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the instruments’ specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (the “ASC480), and ASC 815, Derivatives and Hedging (the “ASC 815”). The assessment considers whether the instruments are free standing financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the instruments meet all of the requirements for equity classification under ASC 815, including whether the instruments are indexed to the Company’s own common shares and whether the instrument holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent period end date while the instruments are outstanding. Management has concluded that the warrants issued in connection with the underwritten public offering and the private placement of Lind Note qualify for equity accounting treatment and are recorded as additional paid-in capital.

In addition, the warrant issued by the Company to i2China in 2020 in exchange for consulting services is accounted for under ASC 718, Compensation – Stock Compensation (see Note 8).

As of September 30, 2023, none of the warrants have been exercised nor have expired.